Exhibit (99.1)

Media Contacts:

Nick Rangel, +1 585-615-0549, nicholas.rangel@kodak.com

Kodak Names Jim Continenza Executive Chairman

Technology innovator and current Kodak Board Chairman to succeed Jeffrey J. Clarke

February 20, 2019 - ROCHESTER, N.Y. -The Board of Directors of Eastman Kodak Company (NYSE: KODK) ("the Company" or "Kodak") today announced the appointment of Jim Continenza as the company's new Executive Chairman, effective immediately.  Continenza, who has served as Chairman of Kodak's Board of Directors since 2013, will continue as Board Chairman while also assuming the responsibilities of Jeffrey J. Clarke, who is stepping down after nearly five years as Chief Executive Officer.

In his role as Board Chairman, Continenza, 56, has led the Company's efforts to improve its capital structure, execute strategic M&A transactions and drive investment in growth engines. He brings robust experience and a proven track record guiding several leading, innovative technology companies through transformations.

Continenza said: "I am thrilled to build upon our Board's strategic vision and become an integral part of day-to-day operations as the Company continues to execute on its previously announced initiatives. Importantly, I look forward to helping Kodak build long-term value for shareholders as we continue to deleverage our balance sheet, increase operational efficiencies, and maximize the potential of our key growth drivers. I'd like to thank Jeff for his strong leadership and I'm optimistic about the future of Kodak given our team, our assets and the opportunities ahead."

Kodak's leadership team and Board will continue to focus on the Company's current strategic initiatives, including:

•	executing on the sale of the Flexographic Packaging Division (FPD), a business that has demonstrated high growth;
•	completing efficiency actions expected to result in $40 million of annualized savings and improved liquidity;
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driving Kodak's key growth areas of SONORA Process-Free Plates, enterprise inkjet, workflow software and brand licensing, while continuing to maximize value in print systems, film and advanced materials; and

•	commitment to growth in Motion Picture film, having seen 32 Oscar nominations for films shot on film in 2019.

Former CEO Jeffrey J. Clarke added: "It was a privilege to lead Kodak during a time of transition and am pleased to leave the Company in a position of strength after the execution of the agreement to sell our Flexographic Packaging Division.  The Board and I mutually agreed that now is the time to hand the reins to new leadership, and I am confident that Jim is the right leader to take the Company to the next phase of its transformation."

Clarke will be available to Continenza and the Board to ensure a smooth transition.

Continenza currently serves as Chairman of the Board of Merrill Corporation, LLC and Sorenson Communications LLC.  He also serves on the Board of Directors of Nextel International, Inc. (NASDAQ: NIHD). Continenza is also the founder, Chairman and CEO of Vivial Inc., a privately held marketing technology and communications company. Continenza was previously Chairman of the Board of Tembec Inc. (TSE: TMB.CO), Neff Rental, LLC, Aventine Renewable Energy, Inc., Southwest Georgia Ethanol, LLC, BioFuel Energy Corporation, and Portola Packaging, Inc. He also previously served on the Board of Directors for Hawkeye Renewables, Blaze Recycling, LLC, Anchor Glass Container Corporation, Rath-Gibson Inc., Rural Cellular Corporation, U.S.A. Mobility, Inc., MAXIM Crane Works, Inc., Arch Wireless, Inc., Broadview Networks, LLC, Teligent, Inc. and Microcell Telecommunications, Inc.

Clarke's seat on the Board will be filled by Phillippe D. Katz, newly appointed Director of Kodak. Katz has served as Partner at the investment firm of United Equities Commodities Company since 1996.  He also sits on the Board of Directors of Berkshire Bancorp, Inc. and several private company boards.

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About Kodak

Kodak is a technology company focused on imaging. We provide - directly and through partnerships with other innovative companies - hardware, software, consumables and services to customers in graphic arts, commercial print, publishing, packaging, entertainment and commercial films, and consumer products markets. With our world-class R&D capabilities, innovative solutions portfolio and highly trusted brand, Kodak is helping customers around the globe to sustainably grow their own businesses and enjoy their lives. For additional information on Kodak, visit us at kodak.com, follow us on Twitter @Kodak, or like us on Facebook at Kodak.

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Cautionary Statement Regarding Forward-looking Statements

This press release includes "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Kodak's plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs and business trends and other information that is not historical information. When used in this press release, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "predicts," "forecasts," "strategy," "continues," "goals," "targets" or future or conditional verbs, such as "will," "should," "could," or "may," and similar expressions, as well as statements that do not relate strictly to historical or current facts, are intended to identify forward-looking statements. All forward-looking statements, including management's examination of historical operating trends and data, are based upon Kodak's expectations and various assumptions.

Future events or results may differ from those anticipated or expressed in the forward-looking statements. Important factors that could cause actual events or results to differ materially from the forward-looking statements include, among others, the risks and uncertainties described in more detail in Kodak's Annual Report on Form 10-K for the year ended December 31, 2017 under the headings "Business," "Risk Factors," "Legal Proceedings" and/or "Management's Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources," in the corresponding sections of Kodak's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and in other filings Kodak makes with the U.S. Securities and Exchange Commission from time to time, as well as the following: Kodak's ability to improve and sustain its operating structure, cash flow, profitability and other financial results; Kodak's ability to achieve cash forecasts, financial projections and projected growth; Kodak's ability to achieve the financial and operational results contained in its business plans; Kodak's ability to comply with the covenants in its various credit facilities; Kodak's ability to repay, refinance or extend the maturity of its outstanding first lien term loans prior to their maturity date of September 3, 2019 or prior to June 5, 2019, the date on which Kodak's revolving credit facility will terminate unless such repayment, refinancing or extension has occurred or the revolving credit facility has been amended; Kodak's ability to discontinue, sell or spin-off certain businesses or operations, or otherwise monetize assets; Kodak's ability to fund continued investments, capital needs and restructuring payments and service its debt and Series A Preferred Stock; changes in foreign currency exchange rates, commodity prices and interest rates; Kodak's ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; Kodak's ability to effectively compete with large, well-financed industry participants; continued sufficient availability of borrowings and letters of credit under Kodak's revolving credit facility, Kodak's ability to obtain additional financing if and as needed and Kodak's ability to provide or facilitate financing for its customers; the performance by third parties of their obligations to supply products, components or services to Kodak; and the impact of the global economic environment on Kodak.

There may be other factors that may cause Kodak's actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to Kodak or persons acting on its behalf apply only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included or referenced in this press release. Kodak undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by law.

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